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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               FEBRUARY 4, 1997
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                        WHEELABRATOR TECHNOLOGIES INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-14246                                                    22-2678047
(COMMISSION FILE NUMBER)                                          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

 4 LIBERTY LANE WEST, HAMPTON, NEW HAMPSHIRE                         03842
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (603) 929-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5. Other Events.


        On February 4, 1997, the registrant issued a news release announcing the election of two board members and new officers, as well as its results of operations for the three months and year ended December 31, 1996. The news release also discloses certain charges to 1996 earnings that were recorded during the fourth quarter of 1996, as well as the registrant's intention to undertake a $350 million "Dutch Auction" tender offer to repurchase its shares. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma and Financial Information and Exhibits.
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        No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WHEELABRATOR TECHNOLOGIES INC.

                                       By:  /s/ Thomas A. Witt
                                            ------------------
                                            Thomas A. Witt
                                            Secretary

Dated:  February 6, 1997

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                        WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX


Number and Description of Exhibit*
----------------------------------

1.    None
2.    None
4.    None
16.   None
17.   None
20.   None
23.   None
24.   None
27.   None
99.1  News release dated February 4, 1997



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 * Exhibits not listed are inapplicable